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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 16, 2004
                        (Date of earliest event reported)

                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact name of Registrant as specified in its charter)

       California                     1-14116                    33-0459135
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)


         16355 Laguna Canyon Road
         Irvine, California                                        92618
         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's Telephone Number, Including Area Code: (949) 753-6800




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This amendment to current report is filed solely to include as an exhibit the letter referred to in Item 9.01


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter from KPMG LLP to the Securities and Exchange Commission pursuant to
Item 304(a)(3) of Regulation S-K. (filed herewith).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Consumer Portfolio Services, Inc.

October 25, 2004                    By: /s/ Robert E. Riedl
                                        ----------------------------
                                        Robert E. Riedl,
                                        Sr. Vice President and
                                        Chief Financial Officer


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EXHIBIT INDEX

16.1 Letter from KPMG LLP to the Securities and Exchange Commission pursuant to
Item 304(a)(3) of Regulation S-K.